PRUDENTIAL FLEXGUARD
FLEXIBLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated July 24, 2026
To
Updating Summary Prospectus dated May 1, 2026
This Supplement should be read in conjunction with the current Updating Summary Prospectus (the “Prospectus”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the statutory prospectus and Statement of Additional Information.
This Supplement describes certain changes and updates to your Prospectus that are effective immediately.
1.
Table of Contents:
“Important Information You Should Consider About the Annuity” is restated as “Important Information You Should Consider About the Contract.”
2.
Glossary of Terms:
The definition for Interim Value is replaced in its entirety with the following:
“Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the “Interim Value of Index Strategies” section of the statutory prospectus) and is used when a withdrawal, death benefit payment, transfer, Annuitization or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value. If a Performance Lock has occurred, certain parameters of the Interim Value calculation will apply as described in the “Performance Lock” section of the statutory prospectus.”
3.
Important Information You Should Consider About The Contract, “Restrictions” Section:
a.
In the “Are there Restrictions on the Investment Options?” subsection, the 4th bullet is restated as follows:
“We reserve the right to:”
b.
In the “Are there any Restrictions on Contract Benefits?” subsection, the restriction is restated as follows:
Are there any Restrictions on Contract Benefits?
Yes.

●
We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.
●
We may discontinue the use of this feature for future Performance Lock requests at any time.
●
Withdrawals may significantly reduce the Death Benefit, perhaps by more than the amount withdrawn.

Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix F, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus for additional information.
For more information on the benefits under the Contract, please refer to the “Benefits Available Under the Contract” and “Performance Lock” sections of the statutory prospectus.

If you have any questions, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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